UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2013

TF FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-24168	74-2705050
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 Penns Trail, Newtown, Pennsylvania	18940
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (215) 579-4000

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

TF FINANCIAL CORPORATION
INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 – Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective July 2, 2013, TF Financial Corporation (the “Company”), the parent company of 3rd Fed Bank, completed its previously announced merger with Roebling Financial Corp, Inc. (“Roebling”), the parent company of Roebling Bank.   Pursuant to the Agreement and Plan of  Merger dated December 28, 2012 by and among the Company, 3rd Fed Bank, Roebling and Roebling Bank (the “Merger Agreement”), Roebling was merged into the Company, with the Company surviving the merger (the “Merger”), and Roebling Bank was merged into 3rd Fed Bank, with 3rd Fed Bank surviving the merger.   As a result of the Merger, each outstanding share of Roebling common stock was converted into the right to receive $8.60 per share or 0.364 shares of the Company’s common stock, at the election of Roebling shareholders, subject to proration.  Aggregate cash consideration to be paid must not exceed 50% of the total merger consideration (including any cash paid in connection with the Roebling options and any shares held by the employee stock ownership plan and not allocated to participant accounts). Cash will be paid in lieu of fractional shares at a value based on the average closing sale price of the Company’s common stock for the twenty trading days immediately prior to the closing date.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference from Exhibit 2.1 to this Current Report on Form 8-K.

Section 8 – Other Events

Item 8.01	Other Events.

The Company also issued a press release on July 3, 2013 announcing the closing of the Merger.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(c)	Shell Company Transactions. Not Applicable.

(d)	Exhibits

2.1
Agreement and Plan of Merger, dated December 28, 2012, by and among TF Financial Corporation, Roebling Financial Corp, Inc., 3rd Fed Bank and Roebling Bank (incorporated by reference from the identically numbered exhibit to the Registrant’s Current Report on Form 8-K filed December 28, 2012)

99.1	Press Release, dated July 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TF FINANCIAL CORPORATION

Date:	July 3, 2013	By:	/s/ Kent C. Lufkin
Kent C. Lufkin
President and Chief Executive Officer
(Duly Authorized Representative)